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                                                                   EXHIBIT 10.43

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of July 9, 1999, is made by and among Philadelphia Consolidated Holding Corp., a Pennsylvania corporation (the "Company"), and Thomas Jerger, Dean Jerger, Richard M. Jerger, Jr. and Evelyn W. Jerger (each, a "Holder" and, collectively, the "Holders").

                                  INTRODUCTION
                                  ------------

         A. A Plan and Agreement of Merger, dated as of March 31, 1999, has been entered into by and among the Company, TJC Acquisition Corp., a Delaware corporation (the "Merger Sub"), The Jerger Company, Inc., a Florida corporation ("Jerger") and the Holders other than Evelyn W. Jerger (the "Merger Agreement").

         B. Under the terms of the Merger Agreement, in addition to the other consideration contemplated thereunder, the Holders will be issued in the aggregate a certain number (the "Shares") of shares of the Common Stock (as defined below). The number of Shares issued to each Holder shall be set forth opposite the respective names of the Holders on Schedule 1 hereto. The issuances of the Shares to the Holders have not been registered under the Securities Act (as defined below).

         C. In order to induce the Company and the Merger Sub to enter into the Merger Agreement and to induce the Holders to enter into the Merger Agreement and to consummate the transactions contemplated thereby, the Holders and the Company hereby agree that this Agreement shall govern the rights and obligations of the Holders and the Company with respect to registration under the Securities Act of the Shares and certain other matters as set forth herein.

         NOW, THEREFORE, in consideration of the premises and intending to be legally bound, the parties hereto agree as follows:

         Section 1. Definitions.

                           The following terms shall have the following meanings
unless the context otherwise indicates:

                  (a)      "Available Registration" means any time during which:
(i) the Resale Registration Statement is effective, current in its disclosure and available for the registered resale of Shares in a transaction that is not registered under the Securities Act and (ii) the Company has not exercised any of its rights hereunder to require the Holders to defer or suspend their reliance on or other use of any such registration statement or to otherwise defer or suspend any resales of the Shares.

                  (b) "Business Day" means any day that is not a Saturday or Sunday or a day on which federal banking institutions in Philadelphia, Pennsylvania are authorized or required by law or executive order to close.





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                  (c)      "Closing Date" means the date of the Closing (as
defined in the Merger Agreement).


                  (d) "Closing Date Anniversary" means the first Business Day that is on or after the one-year anniversary of the Closing Date.

                  (e) "Common Stock" means the common stock, no par value, of the Company.

                  (f) "Company" has the meaning given in the Preamble hereto.

                  (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (h) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form or procedure under the Securities Act, available for the transactions contemplated herein, that is subsequently adopted by the SEC and permits inclusion or incorporation of substantial information by reference to other documents filed, and to be filed prospectively, by the Company with the SEC.

                  (i) The terms "Holder" and "Holders" have the meanings given in the Preamble hereto.

                  (j) The terms "Indemnified Person" and "Indemnified Persons" have the meaning given in Section 7 hereof.

                  (k) "Merger Agreement" has the meaning given in the Recitals hereto.

                  (l) "Merger Sub" has the meaning given in the Recitals hereto.

                  (m) "Minimum Amount" means the number of Shares that constitutes greater than 50% of the Shares.

                  (n) "Nasdaq" means the Nasdaq National Market operated by The Nasdaq Stock Market, Inc.

                  (o)      "NYSE" means the New York Stock Exchange, Inc.

                  (p) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

                  (q) "Registration Expenses" means all expenses incurred by the Company in complying with Section 2 hereof, including without limitation all registration and filing fees, printing expense, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws (other than those which by law must be paid by the selling security holders), fees of securities exchanges or the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, but excluding any Selling Expenses.


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                  (r)      "Registration Request" means a request by notice to
the Company pursuant to Section 2 hereof for Resale Registration of the Shares.

                  (s) "Required Effectiveness Period" means a period of [TWO] years after the Resale Registration Statement first affords an Available Registration (such period to be extended for an additional number of Business Days equal to the number of Business Days during such period on which the right of any applicable Holder to sell Shares was suspended pursuant to Section 3(c) hereof); provided, however, that the Company may, in its sole discretion, terminate the Required Effectiveness Period prior to the end of the period set forth in the first clause of this paragraph if, at any time after the first anniversary of the date on which the Resale Registration Statement becomes effective, each Holder of the Shares with respect to which the Resale Registration Statement has been filed would be permitted, under Rule 144 promulgated under the Securities Act, to sell all of such Holder's Shares during any three month period.

                  (t) "Resale Registration" means the registration by the Company, on the Resale Registration Statement, pursuant to the Securities Act, of the Shares.

                  (u) "Resale Registration Statement" means a registration statement on Form S-3, registering, pursuant to Rule 415 under the Securities Act, or any successor provision, the resale of Shares by the Holders.

                  (v) "SEC" means the United States Securities and Exchange Commission.

                  (w) "Securities Act" means the Securities Act of 1933, as amended.

                  (x) "Selling Expenses" means all expenses related to the registration or sale of the Shares, other than the Registration Expenses, including, without limitation, all selling commissions and transfer taxes applicable to the sale of the Shares and any legal fees and expenses of counsel or other advisers and agents of the Holders of the Shares being registered.

                  (y) "Shares" has the meaning given in the Recitals hereto.

                  (z) "Trading Day" means any Business Day on whichever of the NYSE or Nasdaq is, as of such Business Day, the principal market for the Common Stock, is open for trading.

           Section 2.      Resale Registration.

                  (a) At any time after the Closing Date, Holders of the Minimum Amount may submit a Registration Request for Resale Registration. Such Registration Request shall state the number of Shares to be registered and the intended plan of distribution thereof. The Company shall be obligated to file a Resale Registration Statement pursuant to this Section 2 on only one occasion. The Company shall be deemed to have satisfied its obligation under this Section 2

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with respect to a Registration Request for Resale Registration if a Resale
Registration Statement becomes effective under the Securities Act and remains effective for the applicable Required Effectiveness Period, or if the failure of the Resale Registration Statement relating to such Registration Request for Resale Registration to become or remain effective for such Required Effectiveness Period results primarily from any action or inaction of a Holder whose Shares are included in such Resale Registration Statement.

                  (b) Upon receipt of a Registration Request for Resale Registration, and upon the compliance by the Holders submitting such Registration Request with Section 6(b) hereof, and subject to the conditions and limitations of Section 3 hereof, the Company will use its commercially reasonable efforts to file a Resale Registration Statement as promptly as practicable. The Company shall give notice of any Registration Request for Resale Registration to all Holders who did not join therein and such Holders may become additional parties to such Registration Request for Resale Registration by giving the Company notice of their joinder within 10 days after the date of such notice by the Company.

                  (c) The Company shall use commercially reasonable efforts to maintain the effectiveness of the Resale Registration Statement for the Required Effectiveness Period, provided that Rule 415 promulgated under the Securities Act, or any successor rule promulgated under the Securities Act, permits an offering on a continuous or delayed basis.

           Section 3.      Registration Procedures.

                  (a) The right to a Resale Registration is subject to the following conditions and limitations:

                           (i)      Any individual Holder joining a Registration
Request may withdraw such Holder's Shares from the Registration Request at any time prior to the time the registration statement becomes effective, provided that the Company may ignore a notice of withdrawal made within 24 hours of the time the registration statement becomes effective. Following such a withdrawal, the Company shall not take any further action to register the withdrawn Shares, and shall not be obligated to register any Shares if the number of non-withdrawn Shares is less than the Minimum Amount. However, except as otherwise provided in
Section 3(b) hereof, a Registration Request, once made, shall count as having been made for purposes of Section 2(a) hereof, unless it is withdrawn by all Holders making such request within five days after having been made.

                           (ii)      No Registration Request may be made within
90 days after (i) the effective date of a registration statement filed by the Company under the Securities Act covering a public offering of its equity securities or (ii) the date of a prospectus filed by the Company under the Securities Act in connection with a public offering of its equity securities.

                           (iii)     The Company shall be permitted to use any
registration form available to it for the registration of Shares, and shall not be obligated to include in the prospectus any information that may be incorporated by reference or that is not required to be included therein by the applicable registration form.

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                  (b)      If the Company is required by the provisions of
Section 2 hereof to effect Resale Registration of any Shares, the Company will, as promptly as practicable:

                           (i)       To the extent required by Section 2, and in
accordance with the provisions thereof, prepare and file with the SEC a registration statement (which shall be on Form S-3, unless the Company does not qualify for use of Form S-3 in such registration, in which case such registration statement shall be on any other available form selected by the Company) with respect to such Shares and thereafter use commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable.

                           (ii)      Prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Required Effectiveness Period or such lesser period as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such registration statement in accordance with the plan of distribution set forth in such registration statement.

                           (iii)     Furnish to each Holder who has made the
Registration Request pursuant to which the Company effects the applicable registration statement such number of conformed copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as each such Holder reasonably may request in order to facilitate the public sale of the Shares covered by such registration statement.

                           (iv)      Upon receipt of such confidentiality
agreements as the Company may reasonably request, make available for inspection by each seller of Shares and any attorney, accountant or other agent retained by any such seller, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company officers, directors and employees to supply all information reasonably requested by any such seller, attorney, accountant or agent in connection with such registration statement, that in each case is necessary in order to confirm material disclosures contained in the registration statement or incorporated therein by reference; provided, that any such inspection shall occur during normal business hours, and that no such inspection or request need be allowed if it would present an unreasonable burden to the Company.

                           (vii)     Give the selling holders of Shares two days
advance notice of its anticipated filing date of the registration statement and amendments thereto.

                           (viii)    Use commercially reasonable efforts to
cause the Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Shares.

                           (ix)      Comply with all applicable rules and
regulations of the SEC.


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                           (x)       Provide a transfer agent for all the Shares
covered by such registration statement not later than the effective date of such registration statement.

                           (xi)      Permit any holder of Shares covered by such
registration statement, who in the reasonable judgment of such holder might be deemed to be a controlling person of the Company, to participate through counsel reasonably acceptable to the Company in the preparation of such registration statement and, if specifically requested by such counsel, in discussions between the Company and the SEC with respect to such registration statement, and to include in such registration statement material, furnished to the Company in writing, which in the written opinion of such counsel is necessary to include in order to avoid potential liability for such holder.

                           (xii)     Use commercially reasonable efforts to
cause all such Shares covered by such registration statement to be listed or quoted on the principal national securities exchange (including Nasdaq) on which similar securities issued by the Company are then listed or quoted, if the listing or quoting of such Shares is then permitted under the rules of such exchange.

                           (xiii)    If there is a stop order relating to or
suspension of the effectiveness of the registration statement, use its commercially reasonable efforts to have the stop order or suspension of effectiveness withdrawn as promptly as practicable.

                           (xiv)     Use commercially reasonable efforts to
register or qualify the Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Shares reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process or taxation in any such jurisdiction.

                  (c) Notwithstanding the foregoing, the Company may delay filing a registration statement otherwise required to be filed pursuant to this Agreement, and may withhold efforts to cause a registration statement covering Shares to become effective, if the Company determines in good faith that such registration statement might (i) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (ii) involve initial or continuing disclosure obligations that might not be in the best interest of the Company's stockholders; provided, however, the Company may not delay filing such registration statement or withhold efforts to cause such registration statement to become effective for a period of more than one hundred twenty (120) days in the aggregate. If, after a registration statement becomes effective, the Company gives notice to the Holders of Shares covered by such registration statement that the Company considers it appropriate for the registration statement to be amended or supplemented, the Holders of such Shares shall suspend any further sales of their Shares until the Company gives notice to such Holders that the registration statement has been amended or supplemented. The Company agrees with the Holders that it will use its commercially reasonable efforts to amend or supplement the registration statement, as required to permit sales of the Shares covered thereby

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to resume as promptly as is practicable after it has given the notice referred to in the preceding sentence. In no event will the Company be required to update the registration statement after the date that its obligation to register Shares terminates pursuant to Section 5 hereof.

                  (d) In connection with each registration hereunder, each seller of Shares shall (i) furnish promptly to the Company in writing such information with respect to such seller and the proposed distribution by such seller as reasonably shall be requested by the Company in order to assure compliance with federal and applicable state securities laws, and (ii) comply with all applicable rules promulgated by the SEC or any securities exchange (including Nasdaq).

                  (e) If any registration statement covering Shares refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to the Company (such satisfaction not to be withheld unreasonably), to the effect that such Holder's holding of Shares is not to be construed as a recommendation by such Holder of the investment quality of the Shares covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

         Section 4. Expenses. The Company will pay all Registration Expenses. All Selling Expenses shall be borne by the participating Holders, in proportion to the number of Shares sold by each unless they otherwise agree among themselves.

         Section 5. Termination of Registration Rights. Notwithstanding the foregoing provisions, the Company's obligation to register Shares under this Agreement shall terminate as to any particular Shares (a) when such Shares have been sold in an offering registered under the Securities Act or in a sale exempt from registration under the Securities Act, (b) when such Shares shall have been effectively registered under the Securities Act for the Required Effectiveness Period, or (c) when a written opinion, to the effect that such Shares may be sold without registration under the Securities Act or applicable state law and without restriction as to the quantity and manner of such sales, shall have been received from counsel for the Company, which counsel is reasonably acceptable to the owner of such Shares.

         Section 6.        Indemnification.

                  (a) In the event of any registration of Shares under the Securities Act pursuant to this Agreement, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Shares covered by such registration statement, its directors and officers or general and limited partners (and the directors and officers thereof) and each other person, if any, who controls such seller within the meaning of the Securities Act (each, individually, an "Indemnified Person" and, collectively, the "Indemnified Persons"), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld) to which such Indemnified Persons may

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become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which Shares were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal or state rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration. The Company will reimburse Indemnified Persons for any reasonable legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, liability, action or proceeding. Notwithstanding the foregoing, the Company shall not be liable to any Indemnified Person to the extent that any such loss, claim, damage, liability (or action or proceeding, whether commenced or threatened, in respect thereof or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Indemnified Person, for use in the preparation of the registration statement or (ii) the failure of any Indemnified Person to comply with any legal requirement applicable to any Indemnified Person to deliver a copy of a prospectus or any supplements or amendments thereto after the Company has made such documents available to such persons in requisite quantity on a timely basis to permit such delivery, and it is established that delivery of such prospectus, supplement or amendment would have cured the defect giving rise to such loss, claim, damage, liability or expense. Such indemnity and reimbursement of expenses shall remain in full force and effect following the transfer of Shares by such seller.

                  (b) The Company, as a condition to including any Shares in any registration statement filed in accordance with this Agreement, shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Shares, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a) hereof) the Company and its directors and officers and each person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, general and limited partners and respective controlling persons with respect to any statement or alleged statement in or omission from such registration statement, any final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such seller for use in the preparation of such registration statement. Notwithstanding the above, the amount of any losses, claims, damages, liabilities, or expenses to be paid by any seller of Shares shall not exceed the amount of proceeds received by such seller of Shares from the sale of such Shares.



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                  (c)      Promptly after receipt by an Indemnified Person
hereunder of notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, such Indemnified Person will, if a claim in respect thereof is to be made against an indemnifying party, give notice to the latter of the commencement of such action; provided, however, that the failure of any Indemnified Person to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action shall be brought against an Indemnified Person, and it shall give notice to the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person; and provided further that the indemnifying party shall not be entitled to so participate or so assume the defense if, in the Indemnified Person's reasonable judgment, a conflict of interest between the Indemnified Person and the indemnifying party exists in respect of such claim. After notice from the indemnifying party to such Indemnified Person of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the Indemnified Person under this Section 6 for any legal or other expenses subsequently incurred by the Indemnified Person in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim or to employ counsel reasonably satisfactory to such Indemnified Person; and provided further, that the Indemnified Persons shall have the right to employ one counsel to represent such Indemnified Persons if, in such Indemnified Persons' reasonable judgment, a conflict of interest between the Indemnified Persons and the indemnifying parties exists in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party; and provided further, that if, in the reasonable judgment of any of the Indemnified Persons, a conflict of interest between such Indemnified Person and any other Indemnified Person exist in respect of such claims, such Indemnified Person shall be entitled to additional counsel or counsels and the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. No Indemnified Person will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimants or plaintiffs to such Indemnified Person of a release from all liability in respect to such claim or litigation. No indemnifying party will be liable for any settlement effected without its prior written consent.

                  (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an Indemnified Person under
Section 6(a) and Section 6(b) hereof, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Person as a result of the losses, claims, damages or liabilities referred to in Section 6(a) and
Section 6(b) hereof in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

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The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section
6. The amount paid by an Indemnified Person as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any action or claim (which shall be limited as provided in Section 6(c) hereof if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof which is the subject of this Section 6). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The provisions of this Section 6 shall be in addition to any other rights to indemnification or contribution which any Indemnified Person may have pursuant to law or contract and shall remain in full force and effect following the transfer of the Shares by any such party.

         Section 7. Compliance with Rule 144. At the request of any holder of Shares who proposes to sell Shares in compliance with Rule 144 under the Securities Act, or any similar Rule, the Company shall forthwith furnish to such holder a written statement as to its compliance with the filing requirements of the SEC as set forth in such Rule. In addition, until such time as the Shares may be sold under Rule 144(k) the Company will make and keep public information available, as those items are understood and defined in Rule 144 and Rule 144A promulgated under the Securities Act.

         Section 8.        Miscellaneous

                  (a) Binding and Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

                  (b) Communications from Holders. If Shares are owned of record jointly by two or more persons, the Company may rely on any communication signed by one such person. The Company may ignore communications given by persons who purport to own Shares beneficially unless such communications are confirmed by a record owner, and it may ignore any communications from a record owner that conflict with previously received communications from another person who is at the relevant time also a record owner of the same Shares.

                  (c) Amendment and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived only with the written consent of the Company and each of the Holders. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delayed by a party in exercising such right or remedy, will not operate as a waiver thereof.

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                  (d)      Notices. Whenever notice is required to be given to
any person under this Agreement, it shall be in writing and may be given to the person either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by courier service, charges prepaid, or by facsimile transmission, to such person's address (or to such person's facsimile number) as set forth below. If the notice is sent by mail or courier service, it shall be deemed to have been given to the person to whom it is sent when deposited in the United States mail or with a courier service for delivery to that person. If the notice is sent by facsimile transmission, it shall be deemed to have been given to the person to whom it is sent when the person sending such notice receives electronic confirmation of receipt by the person to whom such notice was sent.



                   If to the Company or the Merger Sub:

                   Philadelphia Consolidated Holding Corp.
                   One Bala Plaza, Suite 100
                   Bala Cynwyd, PA 19004
                   Attn: James J. Maguire
                   Telephone:  (610) 617-7900
                   Telecopy:  (610) 617-7600

                   with a copy sent in the
                   manner provided to:

                   Wolf, Block, Schorr and Solis-Cohen LLP
                   Twelfth Floor Packard Building
                   111 South Fifteenth Street
                   Philadelphia, Pennsylvania  19102
                   Attention: Michael M. Sherman, Esquire
                   Telephone:  (215) 977-2236
                   Telecopy:  (215) 977-2334

                   or, if sent after July 1, 1999:

                   Wolf, Block, Schorr and Solis-Cohen LLP
                   1650 Arch Street
                   Philadelphia, PA 19103-2085
                   Attn:   Michael M. Sherman, Esquire

                   and

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                   If to any Holder:

                   c/o
                      ----------------------
                   -------------------------
                   -------------------------
                   Attention:
                             --------------------
                   Telephone:  (   )
                                --- --------
                   Telecopy:   (   )
                                --- --------


                   with a copy sent in the
                   manner provided to:

                   Fowler, White, Gilleni, Boggs, Villareal and Baker, P.A. 501 E. Kennedy Blvd.
                   Suite 1700
                   Tampa, Florida 33602
                   Attention: David Shobe, Esquire
                   Telephone:  (813) 228-7411
                   Telecopy: (813) 229-8313

                   or at such other address as each party furnishes by notice given in accordance with this section.

                  (e) Governing Law. This Agreement shall be enforced, governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflicts of laws provisions to the contrary.

                  (f) Merger. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and there are no representations, promises, warranties or other undertakings other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  (g) Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

                  (h) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. If executed in multiple counterparts, this Agreement shall become binding when two or more counterparts hereto, individually or taken together, bear the signatures of all of the parties reflected hereon as the signatories. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (i) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that any other provision may be invalid or unenforceable in whole or in part for any reason.

                  (j) Amendments and Modifications. This Agreement may not be amended or modified other than by an agreement in writing signed by all of the parties.

                  (k) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on any day that is not a Business Day, then the final day shall be deemed to be the next day which is a Business Day.

                  (l) Further Assurances. Each of the parties hereto agrees to execute and deliver all such other instruments and take all such other action as any party may reasonably request from time to time, before or after the Closing Date and without payment of further consideration, in order to effectuate the transactions provided for herein. The parties shall cooperate fully with each other and with their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement.

                  (m) Headings. The headings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


                                 PHILADELPHIA CONSOLIDATED HOLDING CORP.



                                 By:   /s/ Craig P. Keller
                                       ---------------------------
                                       Name:  Craig P. Keller
                                       Title:  V.P.


                                 HOLDERS:



                                 /s/ Thomas Jerger
                                 ---------------------------
                                 Thomas Jerger



                                 /s/ Dean Jerger
                                 ---------------------------
                                 Dean Jerger



                                 /s/ Richard M. Jerger, Jr.
                                 ---------------------------
                                 Richard M. Jerger, Jr.



                                 /s/ Evelyn W. Jerger
                                 ---------------------------
                                 Evelyn W. Jerger

                                  SCHEDULE 1
                                  ----------

         Name                                               Number
       of Holder                                           of Shares
       ---------                                           ---------

Thomas J. Jerger                                           338,404

Dean W. Jerger                                             338,404

Richard M. Jerger,  Jr.                                    338,404

Evelyn W. Jerger, as trustee of the
Evelyn W. Jerger Revocable Trust
u/a/d 3/23/9215                                             22,560
